Exhibit (q)

ACTIVESHARES ETF TRUST

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Jane E. Trust, Christopher Berarducci, Robert I. Frenkel, Thomas C. Mandia, Rosemary Emmens, Susan Lively, Angela Velez, and Tara Gormel, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the ActiveShares ETF Trust (the “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the registration statement of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of the Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

As to each of the undersigned, this Power of Attorney shall be valid from the date first mentioned above until revoked by such individual.

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

/s/ Jane E. Trust	Trustee	December 19, 2019
Jane E. Trust

/s/ Thomas F. Schlafly	Trustee	December 19, 2019
Thomas F. Schlafly

/s/ Kenneth J. Miller	Trustee	December 19, 2019
Kenneth J. Miller

/s/ Jerome H. Miller	Trustee	December 19, 2019
Jerome H. Miller

/s/ Howard J. Johnson	Trustee	December 19, 2019
Howard J. Johnson

/s/ Frank G. Hubbard	Trustee	December 19, 2019
Frank G. Hubbard

/s/ Susan M. Heilbron	Trustee	December 19, 2019
Susan M. Heilbron

/s/ Stephen R. Gross	Trustee	December 19, 2019
Stephen R. Gross

/s/ Althea L. Duersten	Trustee	December 19, 2019
Althea L. Duersten

/s/ Dwight B. Crane	Trustee	December 19, 2019
Dwight B. Crane

/s/ Andrew L. Breech	Trustee	December 19, 2019
Andrew L. Breech

/s/ Paul R. Ades	Trustee	December 19, 2019
Paul R. Ades

ACTIVESHARES ETF TRUST

POWER OF ATTORNEY

The undersigned, Christopher Berarducci, hereby constitutes and appoints Robert DuCharme his true and lawful attorney-in-fact and agent, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable the ActiveShares ETF Trust (the “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the registration statement of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Principal Financial Officer and/or in his capacity as any other officer of the Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

All past acts of such attorney-in-fact and agent in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by me.

WITNESS my hand on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the undersigned as of the date indicated.

/s/ Christopher Berarducci	December 19, 2019
Christopher Berarducci